UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21885

ENCOMPASS FUNDS
(Exact name of registrant as specified in charter)

1700 California Street, Suite 335, San Francisco, CA                 94109
                      (Address of principal executive offices)                              (Zip code)

     Malcolm H. Gissen
Encompass Funds
1700 California Street, Suite 335
San Francisco, CA 94109
(Name and address of agent for service)

Registrant's telephone number, including area code: (415) 749-6565

Date of fiscal year end: May 31

Date of reporting period: November 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

                             TICKER SYMBOL: ENCPX

SEMI-ANNUAL REPORT
November 30, 2009

ENCOMPASS FUND SEMI-ANNUAL LETTER
~January 2009~

Dear Fellow Shareholders:

We are pleased to provide you with the Encompass Fund's Semi-Annual report. We have previously advised you of the excellent results the Fund was experiencing during 2009, and it continued for the six month period ended November 30, 2009. For the six month period of May 31, 2009 to November 30, 2009 the Encompass Fund was up 23.82% .

At the end of our fiscal year, May 31, 2009, the Fund's Net Asset Value (NAV) was $6.76, and the Fund was up 71.57% for the calendar year to date (5-31-09). At November 30, 2009, the Fund's NAV was $8.37, and the Fund was up 112.44% for the calendar year to date (11-30-09). As you will see with your 2009 year-end Statement, the Fund finished 2009 with a NAV of $9.35, up 137.31% for the calendar year! The Fund ranked as the number one fund out of the more than 700 funds in the Morningstar World Stock Fund category for the calendar year 2009. For the three year period, Encompass Fund ranked in the top 7% of funds in this category as of December 31, 2009.

The Fund's success in 2009 is largely a result of our continued positioning of the Fund in companies involved with the exploration for and production of various commodities, such as gold, silver, coal, uranium and industrial metals, as well as several healthcare companies, and companies that we believed were undervalued.

The views we expressed in our letter accompanying the Annual Report in July, 2009 are still our views as of the date of this letter. We remain cautiously optimistic about the economy, domestically and globally, and will continue to emphasize selected commodity and healthcare companies in the portfolio.

The Fund's returns have resulted in the Fund receiving publicity in various types of publications--print, online, television and radio. We invite you to visit the Fund's website, www.encompassfund.com, to see some of the publicity the Encompass Fund has received in the website’s "In the News" section.

We again thank you for your support and confidence, and we especially want to welcome the shareholders who have joined us in the past six months. Please continue to tell your friends and colleagues about Encompass Fund!

Malcolm H. Gissen,                              Marshall G. Berol
Portfolio Manager                                  Portfolio Manager

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-888-463-3957. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund and is available upon request by visiting www.encompassfund.com or by calling the transfer agent at 1-888-463-3957. The prospectus should be read carefully before investing.

2009 Semi-Annual Report 1

Encompass Fund

                                                      Encompass Fund
                                     By Sectors Based on Percent of Net Assets

                     *Net Cash represents cash equivalents and other assets less liabilities.

PERFORMANCE INFORMATION

November 30, 2009 NAV $8.37

TOTAL RATE OF RETURN (%) FOR PERIODS ENDED NOVEMBER 30, 2009.

			Since
	6 Months	1 Year(A)	Inception(A)
Encompass Fund	23.82%	128.76%	-4.28%
Dow Jones Wilshire 5000 Index(B)	20.03%	27.10%	-2.18%

(A)Since Inception and 1 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Encompass Fund was June 30, 2006.

(B)The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The composition of the Dow Jones Wilshire 5000 Index is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-595-3166.

2009 Semi-Annual Report 2

Availability of Quarterly Schedule of Investments
(Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines
(Unaudited)

     Brick Asset Management, Inc., the Fund’s investment adviser (“Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.encompassfunds.com or is also available without charge, upon request, by calling our toll free number (1-888-463-3957). It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-888-463-3957). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Expense Example
(Unaudited)

     Shareholders of this Fund incur ongoing costs consisting of management fees and service fees. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on June 1, 2009 and held through November 30, 2009.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period." The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	June 1, 2009 to
	June 1, 2009	November 30, 2009	November 30, 2009

Actual	$1,000.00	$1,238.17	$8.14

Hypothetical	$1,000.00	$1,017.80	$7.33
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half year period).

2009 Semi-Annual Report 3

Encompass Fund

		Schedule of Investments
		November 30, 2009 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Agricultural Chemicals
300	Potash Corp. of Saskatchewan, Inc. (Canada) +	$ 33,726	0.62%
Coal Mining & Processing
30,515	L & L International Holdings, Inc. * (Restricted)	131,276
2,000	Peabody Energy Corp.	88,920
15,000	SouthGobi Energy Resources * (Canada)	207,105
		427,301	7.84%
Communications Equipment
4,000	DragonWave Inc. * (Canada)	40,000	0.73%
Copper Mining & Processing
110,000	Global Hunter Corp. * (Canada)	8,800	0.16%
Crude Petroleum & Natural Gas
300,000	Cap-Link Ventures Ltd. * (Restricted) (Canada)	84,000
400,000	Continental Energy Corp. * (Canada)	34,000
55,000	NiMin Energy Corp. * (Canada)	46,805
1,500	Petrohawk Energy Corporation *	33,510
		198,315	3.64%
Drug Delivery Systems
55,000	Delcath Systems Inc. *	276,100	5.07%
Generic Drugs
4,500	3SBio Inc. * ** (China)	62,550
2,050	Teva Pharmaceutical Industries Ltd. ** (Israel)	108,220
		170,770	3.13%
Gold Exploration & Mining
20,000	Aura Minerals Inc. * (Canada)	75,280
335,000	Avion Gold Corp. * (Canada)	142,710
337,000	Caza Gold Corp. * (Canada)	77,510
40,000	Claude Resources Inc. * (Canada)	40,400
50,000	Corex Gold Corp. * (Canada)	37,850
100,000	Corex Gold Corp. * (Restricted) (Canada)	68,100
30,000	Exeter Resource Corp. * (Canada)	175,200
20,000	Fronteer Development Group Inc. * (Canada)	84,200
10,000	NovaGold Resources Inc. * (Canada)	55,900
10,000	Osisko Mining Corp. * (Canada)	72,630
4,000	Seabridge Gold Inc. * (Canada)	100,840
		930,620	17.09%
Home Building
4,000	DR Horton Inc.	41,120	0.75%
Industrial Metals & Minerals
62,500	Avalon Rare Metals Inc. * (Canada)	137,125
200,000	Aztec Metals Corp. * (Canada)	8,000
375,000	Goldbrook Ventures * (Canada)	99,375
		244,500	4.49%
Oil & Gas Income Trusts
6,700	Daylight Resources Trust (Canada)	57,024	1.05%
Printing & Publishing
11,000	Yellow Pages Inc. Fund (Canada)	54,406	1.00%
Real Estate Development
250,000	Leisure Canada Inc. * (Canada)	43,500	0.80%
Services - Computer Processing & Data Preparation
17,300	Zix Corp. *	27,334	0.50%
Silver Mining and Processing
33,000	Endeavour Silver Corp. * (Canada)	123,420
22,000	Endeavour Silver Corp. * (Restricted) (Canada)	74,052
400,000	Oremex Resources Inc. * (Canada)	58,800
115,000	Paramount Gold and Silver Corp. * (Canada)	149,500
7,000	Silver Wheaton Corp. * (Canada)	112,490
		518,262	9.51%

*Non-Income producing securities during the period.
**ADR - American Depository Receipt.
+ Portion or all of the security is pledged as collateral for call and put options written.
See Note 2 for information on Restricted Securities.
The accompanying notes are an integral part of these
financial statements.

2009 Semi-Annual Report 4

Encompass Fund

		Schedule of Investments
		November 30, 2009 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Solar Cell Manufacturing
8,000	JA Solar Holdings Co., Ltd. * (China)	$ 31,120	0.57%
Uranium Mining & Exploration
66,300	Energy Fuels Inc. * (Canada)	15,647
155,000	Uranium Energy Corp. *	491,350
4,000	Uranium Participation Corp. * (Canada)	24,892
		531,889	9.77%
Utilities & Power Producers
5,000	Calpine Corporation *	55,600
4,000	NorthWestern Corp.	103,160
		158,760	2.91%
Wholesale - Petroleum Distribution
2,525	Aegean Marine Petroleum Network Inc. (Greece)	67,872	1.25%
Total for Common Stock (Cost - $2,962,139)		3,861,419	70.88%
CORPORATE BONDS
156,000	Claude Resources, 12.0%, 5/23/2013	147,532
100,000	Compton Petroleum, 7.625%, 12/1/2013	74,625
Total for Corporate Bonds (Cost - $217,728)		222,157	4.08%
REAL ESTATE INVESTMENT TRUSTS
20,000	Ashford Hospitality Trust Inc. *	83,400
7,820	Prime Group Realty - Pfd. B *	28,621
Total for Real Estate Investment Trusts (Cost - $267,008)		112,021	2.06%
WARRANTS
17,500	Avion Gold Corp. * (expires 5-8-2011) (a)	-
150,000	Avion Gold Corp. * (expires 7-12-2010) (b)	49,650
100,000	Aztec Metals Corp. * (expires 2-6-2010) (c)	-
300,000	Cap-Link Ventures Ltd. (Restricted) * (expires 12-3-2012) (d)	-
70,000	Caza Gold Corp. * (expires 4-2-2012) (e)	-
100,000	Corex Gold Corp. (Restricted) * (expires 9-23-2011) (f)	8,500
11,000	Endeavour Silver Corp. (Restricted) * (expires 10-26-2011) (g)	1,386
125,000	Leisure Inc. Canada * (expires 12-31-2010) (h)	-
125,000	NiMin Energy Corp. * (expires 9-12-2011) (i)	-
200,000	Oremex Resources Inc. * (expires 7-7-2011) (j)	800
375	Uranium Energy Corp. * (expires 4-11-2010) (k)	-
375	Uranium Energy Corp. * (expires 5-11-2010) (l)	-
375	Uranium Energy Corp. * (expires 6-11-2010) (m)	-
5,000	Uranium Energy Corp. * (expires 7-7-2010) (n)	350
10,000	Uranium Energy Corp. * (expires 6-26-2011) (o)	700
Total for Warrants (Cost - $0)		61,386	1.13%
Cash Equivalents
250,000	Huntington Bank Conservative Deposit Account 1.10% ***	250,000
1,028,549	Huntington Bank Money Market Fund IV 0.32% ***	1,028,549
Total for Cash Equivalents (Cost - $1,278,549)		1,278,549	23.46%
	Total Investments	5,535,532	101.61%
	(Cost - $4,725,424)
	Liabilities in Excess of Other Assets	(87,665)	-1.61%
	Net Assets	$ 5,447,867	100.00%

*Non-Income producing securities during the period. *** Variable rate security; the rate shown was the rate at November
30, 2009. (a) Avion Resources Corp. warrants expire May 8, 2011, with an exercise price of $0.65 Canadian. (b) Avion
Resources Corp. warrants expire July 12, 2010, with an exercise price of $0.10 Canadian. (c) Aztec Metals Corp. warrants expire February 6, 2010 with an exercise price of $.075 Canadian. (d) Cap-Link Ventures Ltd. warrants expire December
3, 2012 with an exercise price of $.35 Canadian. (e) Caza Gold Corp. warrants expire April 2, 2012, with an exercise price of $0.30 Canadian. (f) Corex Gold Corp. warrants expire September 23, 2011, with an exercise price of $0.70 Canadian.
(g) Endeavour Silver Corp. warrants expire October 26, 2011, with an exercise price of $3.60 Canadian. (h) Leisure
Canada, Inc. warrants expire December 31, 2010, with an exercise price of $0.25 Canadian. (i) NiMin Energy Corp. war-
rants expire September 12, 2011, with an exercise price of $1.55 Canadian. (j) Oremex Resources Inc. warrants expire
July 7, 2011, with an exercise price of $0.15 Canadian. (k) Uranium Energy Corp. warrants expire April 11, 2010, with an exercise price of $4.25. (l) Uranium Energy Corp. warrants expire May 11, 2010, with an exercise price of $4.25.
(m) Uranium Energy Corp. warrants expire June 11, 2010, with an exercise price of $4.25. (n) Uranium Energy Corp. war-
rants expire July 7, 2010, with an exercise price of $3.10. (o) Uranium Energy Corp. warrants expire June 26, 2011, with an exercise price of $3.10.

See Note 2 for information on Restricted Securities. The accompanying notes are an integral part of these financial statements.

2009 Semi-Annual Report 5

Encompass Fund
Schedule of Written Options
November 30, 2009 (Unaudited)
Underlying Security	Shares Subject	Fair Value
Expiration Date/Exercise Price	to Call

Potash Corp. of Saskatchewan, Inc. (Canada)	300	$ 2,430
January 2010 Calls @ 110.00
Total (Premiums Received $2,697)		$ 2,430

The accompanying notes are an integral part of these financial statements.

2009 Semi-Annual Report 6

Encompass Fund

Statement of Assets and Liabilities (Unaudited)
November 30, 2009

Assets:
Investment Securities at Market Value	$ 5,535,532
(Identified Cost - $4,725,424)
Receivables:
Fund Shares Sold	13,950
Dividends and Interest	5,937
Total Assets	5,555,419
Liabilities
Service Fees Payable	1,984
Management Fees Payable	4,408
Covered Call Options Written (Premiums Received $2,697)	2,430
Payable for Securities Purchased	98,730
Total Liabilities	107,552

Net Assets	$ 5,447,867
Net Assets Consist of:
Paid In Capital	$ 5,513,580
Accumulated Undistributed Net Investment Income/(Loss)	(12,353)
Realized Loss on Investments - Net	(863,201)
Unrealized Depreciation in Value
of Investments Based on Identified Cost - Net	809,841
Net Assets, for 650,925 Shares Outstanding	$ 5,447,867
(Unlimited number of shares authorized without par value)
Net Asset Value and Redemption Price
Per Share ($5,447,867/650,925 shares)	$ 8.37

Statement of Operations (Unaudited)
For the six months ended November 30, 2009

Investment Income:
Dividends (a)	$ 8,739
Interest	10,153
Total Investment Income	18,892
Expenses:
Service Fees (Note 4)	10,287
Management Fees (Note 4)	22,861
Total Expenses	33,148

Net Investment Loss	(14,256)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	53,490
Realized Gain on Option Transactions	23,413
Net Increase In Unrealized Appreciation on Options Transactions	33,366
Net Increase In Unrealized Appreciation on Investments	858,781
Net Realized and Unrealized Gain (Loss) on Investments	969,050

Net Increase in Net Assets Resulting from Operations	$ 954,794

(a) Net of foreign taxes withheld $604. The accompanying notes are an integral part of these financial statements.

2009 Semi-Annual Report 7

Encompass Fund

Statements of Changes in Net Assets	(Unaudited)
	6/1/2009	6/1/2008
	to	to
	11/30/2009	5/31/2009
Increase (Decrease) in Net Assets from Operations:
Net Investment Income/(Loss)	$ (14,256)	$ 12,848
Net Realized Gain (Loss) on Investments	53,490	(925,016)
Realized Gain (Loss) on Option Transactions	23,413	(4,311)
Capital Gain Distributions from Portfolio Companies	-	5,245
Net Increase In Unrealized Appreciation on Options Transactions	33,366	-
Unrealized Appreciation on Investments	858,781	158,146
Net Increase/(Decrease) in Net Assets Resulting from Operations	954,794	(753,088)

Distributions to Shareholders from:
Net Investment Income	-	(21,275)
Return of Capital	-	-
Total Distributions Paid to Shareholders	-	(21,275)

Capital Share Transactions:
Proceeds From Sale of Shares	1,595,803	1,238,631
Proceeds From Redemption Fees (Note 2)	4,556	-
Shares Issued on Reinvestment of Dividends	-	21,275
Cost of Shares Redeemed	(565,763)	(78,038)
Net Increase from Shareholder Activity	1,034,596	1,181,868
Total Increase	1,989,390	407,505
Net Assets at Beginning of Period	3,458,477	3,050,972
Net Assets at End of Period (Including undistributed net investment	$ 5,447,867	$ 3,458,477
income/(loss) of ($12,353) and $1,903, respectively.)

Share Transactions:
Issued	217,336	197,687
Reinvested	0	5,526
Redeemed	(78,088)	(16,541)
Net increase in shares	139,248	186,672
Shares outstanding beginning of period	511,677	325,005
Shares outstanding end of period	650,925	511,677

Financial Highlights	(Unaudited)
Selected data for a share of capital stock outstanding	6/1/2009		6/1/2008	6/1/2007	6/30/2006*
throughout the period:	to		to	to	to
	11/30/2009		5/31/2009	5/31/2008	5/31/2007
Net Asset Value -
Beginning of Period	$ 6.76		$ 9.39	$ 11.22	$ 10.00
Net Investment Income (Loss) ***	(0.02)		0.04	0.10	0.10
Net Gains or Losses on Securities
(realized and unrealized)	1.63		(2.61)	(1.84)	1.15
Total from Investment Operations	1.61		(2.57)	(1.74)	1.25
Less Distributions from:
Net Investment Income	0.00		(0.06)	(0.07)	(0.03)
Return of Capital	0.00		-	(0.02)	-
Total Distributions	0.00		(0.06)	(0.09)	(0.03)
Net Asset Value -
End of Period	$ 8.37		$ 6.76	$ 9.39	$ 11.22
Total Return ****	23.82%		(26.81)%	(15.61)%	12.59%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	5,448		3,458	3,051	1,922
Ratio of Expenses to Average Net Assets	1.45%	**	1.45%	1.45%	1.45%	**
Ratio of Net Income (Loss) to Average Net Assets	-0.62%	**	0.67%	1.01%	1.15%	**
Portfolio Turnover Rate	20.75%		37.56%	32.52%	11.26%

* Commencement of investment operations.
** Annualized
*** Calculated using the average shares method.
**** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions to shareholders, and for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

2009 Semi-Annual Report 8

NOTES TO FINANCIAL STATEMENTS
ENCOMPASS FUND
NOVEMBER 30, 2009
(UNAUDITED)

1.) ORGANIZATION
Encompass Fund (the "Fund") is a non-diversified series of the Encompass Funds (the "Trust"), and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as an Ohio business trust on March 26, 2006, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund commenced operations on June 30, 2006. The Fund’s investment adviser is Brick Asset Management, Inc. (the “Adviser”). The Fund's investment objective is long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
CODIFICATION: As specified in Financial Accounting Standards Board (FASB) Statement No. 168, the FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, effective September 15, 2009 the Financial Accounting Standards Board (FASB) Accounting Standards Codification (FASC) became the authoritative source of generally accepted accounting principles (GAAP) recognized by the FASB. As of this effective date, all accounting and reporting standards under GAAP are superseded.

All investments in securities are recorded at their estimated fair value, as described in note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. To discourage large and frequent short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund imposed the redemption fee. During the six months ended November 30, 2009 proceeds from redemption fees were $4,556.

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

RESTRICTED SECURITIES: The Fund held the following Restricted Securities at November 30, 2009, the sale of which are restricted. The investments have been valued by the Adviser pursuant to the Fund’s Good Faith Pricing Guidelines at the following unit prices, after considering various

2009 Semi-Annual Report 9

Notes to the Financial Statements (Unaudited) - continued

pertinent factors, including the discount to the trading price of the common stock at which the Units were purchased; the restrictions on the sale of the Units; and the market price of the stock relative to the exercise price of the warrant. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized and the difference could be material.

Restricted Security	Units	Fair Value per Unit	Fair Value
Cap-Link Ventures Ltd.	300,000	0.280	$ 84,000
Cap-Link Ventures Ltd. - Warrant	300,000	0.000	0
Corex Gold Corp.	100,000	0.681	68,100
Corex Gold Corp. - Warrant	100,000	0.085	8,500
Endeavour Silver Corp.	22,000	3.366	74,052
Endeavour Silver Corp. - Warrant	11,000	0.126	1,386
L&L International Holdings, Inc.	30,515	4.302	131,276
			$ 367,314

The restricted securities represented 6.7% of the Fund’s total market value of its investments at November 30, 2009.

SECURITY LOANS: The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors. The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken on the Fund’s 2009 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SUBSEQUENT EVENTS: Management has evaluated subsequent events through January 29, 2010, the date the financial statements were issued.

3.) SECURITIES VALUATIONS
As described in note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. As required by the fair value topic of the FASB Accounting Standards Codification, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The topic also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

2009 Semi-Annual Report 10

Notes to the Financial Statements (Unaudited) - continued

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including ADRs, real estate investment trusts, warrants and convertible bonds). Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are not readily available are valued at their last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a level 2. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees and are generally categorized in level 2 of the fair value hierarchy.

Money market Securities. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Options. Option positions that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. To the extent these option positions are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Lacking a last sale price, an option position, is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the option position. When a bid price is used for valuation or when the security is not actively traded, those securities are valued at their last bid price and are generally categorized in level 2 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded

2009 Semi-Annual Report 11

Notes to the Financial Statements (Unaudited) - continued

security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following tables summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of November 30, 2009:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$3,418,481	$442,938	$0	$3,861,419
Corporate Bonds	222,157	0	0	222,157
Real Estate Investment Trusts	112,021	0	0	112,021
Warrants	0	61,386	0	61,386
Money Market Fund	1,278,549	0	0	1,278,549
Total	$5,031,208	$504,324	$0	$5,535,532

Valuation Inputs of Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$0	$2,430	$0	$2,430
Total	$0	$2,430	$0	$2,430

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the six months ended November 30, 2009.

4.) MANAGEMENT AND SERVICES AGREEMENTS
Under the terms of the Management Agreement between the Trust and the Adviser (the "Management Agreement"), the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust and the Adviser (the "Services Agreement"), the Adviser renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, except that the Fund pays all management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or non-recurring expenses, Rule 12b-1 expenses (of which none were authorized as of November 30, 2009) and indirect expenses (such as fees and expenses of other funds in which the Fund may invest). For its services the Adviser receives a services fee equal to 0.45% of the average daily net assets of the Fund.

For the six months ended November 30, 2009, the Adviser earned management fees totaling $22,861, of which $4,408 was still due to the Adviser at November 30, 2009. For the same period the Adviser earned services fees of $10,287, of which $1,984 was still due to the Adviser at November 30, 2009.

Trustees who are not interested persons of the Fund were paid a total of $2,100 in Trustees’ fees by the Fund's Adviser for the six months ended November 30, 2009.

5.) INVESTMENT TRANSACTIONS
For the six months ended November 30, 2009, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,706,786 and $638,267 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

At November 30, 2009, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$1,297,471	($487,631)	$809,840

For Federal income tax purposes, the cost of investments, including short-term investments, owned at November 30, 2009 was $4,725,424, and premiums received from options written were $2,697. There was no difference between book cost and tax cost.

6.) PUT & CALL OPTIONS
As of November 30, 2009, Fund portfolio securities valued at $33,726 were held as by the Fund as collateral for options written by the Fund.

Transactions in written call options during the six months ended November 30, 2009 were as follows:

2009 Semi-Annual Report 12

Notes to the Financial Statements (Unaudited) - continued

	Number of	Premiums
	Contracts	Received
Options outstanding at May 31, 2009	238	$42,567
Options written	53	21,507
Options exercised	(60)	(8,715)
Options expired	(108)	(32,682)
Options terminated in closing purchase transactions	(120)	(19,980)
Options outstanding at November 30, 2009	3	$2,697

The locations on the statement of assets and liabilities of the Fund's derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

	Asset		Liability
	Derivatives		Derivatives
Equity contracts		Call options written	($2,430)

Realized and unrealized gains and losses on derivatives contracts entered into during the six month period ended November 30, 2009 by the Fund are recorded in the following locations in the Statement of Operations:

		Realized		Unrealized
	Location	Gain/(Loss)	Location	Gain/(Loss)
Equity contracts	Realized Gain		Net Increase In Unrealized
	on Options	$23,413	Appreciation on Options	$33,366
	Written		Written

The selling of covered call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities. Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

7.) TAX MATTERS
The Fund did not pay a dividend distribution for the six month period ended November 30, 2009. There was a dividend distribution paid on December 30, 2008 of $0.0643 per share. The tax character of distributions was as follows:

Distributions paid from:
	Six Month Period ended	Year ended
	November 30, 2009	May 31, 2009
Ordinary Income:	$ 0	$ 21,275
Short-term Capital Gain:	0	0
Long-term Capital Gain:	0	0
Return of Capital:	0	0
	$ 0	$ 21,275

8.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares. Paid in capital at November 30, 2009 was $5,513,580 representing 650,925 shares outstanding.

9.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2009, Charles Schwab & Co. Inc. held for the benefit of others, in aggregate, approximately 80.45% of the Fund and therefore may be deemed to control the Fund.

2009 Semi-Annual Report 13

Board of Trustees
Sol Coffino
Malcolm H. Gissen
John F. Runkel
William P. Twomey

Investment Adviser
Brick Asset Management, Inc.

Counsel
Thompson Hine LLP

Custodian
Huntington National Bank

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered
Public Accounting Firm
Sanville & Company

This report is provided for the general information of the shareholders of the Encompass
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENCOMPASS FUNDS

By: /s/ Malcolm H. Gissen Malcolm H. Gissen President

Date: 2/5/10

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Malcolm H. Gissen Malcolm H. Gissen President

Date: 2/5/10

By: /s/ Malcolm H. Gissen Malcolm H. Gissen Chief Financial Officer

Date: 2/5/10